UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 6, 2020

CYCLO THERAPEUTICS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-25466	59-3029743
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B, Gainesville, Florida	32563
(Address of Principal Executive Offices)	(zip code)

          386-418-8060

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, at a special meeting of shareholders of Cyclo Therapeutics, Inc. (the “Company”), held on October 22, 2020, the Company’s shareholders approved the reincorporation of the Company from Florida to Nevada (the “Reincorporation”) pursuant to the Agreement and Plan of Merger attached as Exhibit A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 2020 (the “Proxy Statement”). The Company effected the Reincorporation pursuant to the Agreement and Plan of Merger on November 6, 2020 by filing Articles of Merger with the Secretary of State of the State of Nevada and the Department of State of the State of Florida.

As a result of the Reincorporation, the rights of the Company’s shareholders previously governed by the Florida Business Corporation Act and the Company’s Articles of Incorporation and Bylaws in effect prior to the Reincorporation, are now governed by Chapter 78 of the Nevada Revised Statutes and the Articles of Incorporation and Bylaws filed and adopted by the Company under Nevada law, as described in the Proxy Statement.

The Reincorporation resulted in a change in the state of the Company’s incorporation from Florida to Nevada but did not result in any change in the name, business, directors, officers, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company.

Additional information regarding the effects of the Reincorporation, including differences between the corporate laws of Florida and Nevada, was included in the Proxy Statement and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

2.1	Agreement and Plan of Merger, dated November 4, 2020, by and between Cyclo Therapeutics, Inc., a Florida corporation, and Cyclo Therapeutics, Inc., a Nevada corporation.

3.1	Articles of Incorporation of Cyclo Therapeutics, Inc., a Nevada corporation.

3.2	Bylaws of Cyclo Therapeutics, Inc., a Nevada corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclo Therapeutics, Inc. Date: November 10, 2020 By: /s/ N. Scott Fine N. Scott Fine Chief Executive Officer